Debt	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
Debt
10.	DEBT

Long-term debt, including the current portion, consisted of the following:

	December 31,
	2011		2010
	Face	Carrying Value	Face	Carrying Value
Five-Year Revolving Credit Line Due June 2016	$0.0	$0.0	$0.0	$0.0
4.6% Notes Due July 1, 2013	135.2	135.4	140.7	141.1
6.0% Notes Due October 1, 2015	250.0	249.8	250.0	249.7
8.95% Notes Due July 1, 2017	250.0	249.5	250.0	249.4
Other	1.2	1.2	1.3	1.3

Long-term Debt, Total	$636.4	$635.9	$642.0	$641.5

All of the outstanding notes are unsecured and may be repaid in whole or in part, at our option at any time subject to a prepayment adjustment.

During 2011, we repurchased portions of our 4.6% notes due July 1, 2013, with a total carrying value of $5.5 for a total purchase price of $5.9 including accrued interest, resulting in a loss of $0.3. During 2010, we repurchased portions of our 4.6% notes due July 1, 2013, with a total carrying value of $16.5 for a total purchase price of $17.3 including accrued interest, resulting in a loss of $0.8. During 2009, we repurchased portions of our 4.6% notes due July 1, 2013 with a total carrying value of $16.5 for a total purchase price of $16.9 plus accrued interest of $0.3, resulting in a loss of $0.5.

On June 21, 2011, we amended and restated our existing Five Year Credit Agreement (the "Agreement"). The material terms and conditions of the Agreement remain substantially similar to the prior agreement except as set forth below. As the result of the amendment and restatement, the maximum amount we may borrow under the Agreement continues to be $400.0, but now includes a $25.0 swing line and the term of the Agreement was extended to June 21, 2016. Subject to the consent of the lenders, we have the ability under certain circumstances to extend the term of the Agreement through June 21, 2019, and to increase the maximum amount we may borrow under the Agreement up to $500.0.

On July 6, 2009, we sold $250.0 aggregate principal amount of 8.95% senior unsecured notes due July 1, 2017, which resulted in $247.7 in net proceeds after original issue discount and underwriting fees. In addition, on June 30, 2009, we commenced offers to purchase our 5.5% notes due October 1, 2010 and our 4.6% notes due July 1, 2013. In July 2009, we applied the net proceeds from the issuance of the 8.95% notes and corporate cash to repurchase $234.6 principal amount of our 5.5% notes due October 1, 2010 for a purchase price of $242.8 plus accrued interest of $3.7 and $15.4 principal amount of our 4.6 % notes due July 1, 2013 for a purchase price of $14.6 plus accrued interest of $0.1. The repurchase of the 5.5% and 4.6% notes resulted in a net loss of $8.6 including transaction costs. On October 1, 2010, we paid down the remaining $15.4 principal of the 5.5% notes, according to its terms.

The net losses from our 2011, 2010, and 2009 debt repurchases are included in net loss on early extinguishment of debt in the accompanying consolidated statements of income.

There were no borrowings outstanding under the $400.0 unsecured five-year revolving credit facility at December 31, 2011. We continue to be required to comply with certain customary financial covenants under the Agreement: (i) the ratio of consolidated total debt to consolidated earnings before interest, taxes, depreciation and amortization ("EBITDA"), and (ii) the ratio of consolidated EBITDA to consolidated interest expense. We are in compliance with these covenants and expect to be in compliance for the foreseeable future. Based on the size of the facility and our current credit rating, the annual fees for this facility would be $0.9 as of December 31, 2011.

At December 31, 2011 and 2010, the fair value of our long-term debt, including the current portion, was $715.4 and $726.9, respectively. The fair value is based on a discounted cash flow analysis which incorporates the contractual terms of the notes and observable market-based inputs that include time value, interest rate curves, and credit spreads.

The weighted average interest rate on all of our debt was 6.9% for 2011 and 6.9% for 2010. The weighted-average interest rate on short-term borrowings outstanding, which consisted of the current portion of non-U.S. credit facilities, as of December 31, 2011 and 2010 was 0.8% and 1.2%, respectively.

At December 31, 2011 and 2010, we had approximately $55.2 and $56.2, respectively, of non-U.S. credit facilities which are renewable annually. There were outstanding borrowings of $3.5 and $6.1 under these facilities at December 31, 2011 and 2010, respectively.

Cash payments during the years ended December 31, 2011, 2010, and 2009, included interest of $42.4, $35.2, and $34.7, respectively. Included in interest expense, net, in the accompanying Consolidated Statements of Income for the years ended December 31, 2011, 2010, and 2009, was interest income of $4.6, $5.8, and $7.4, respectively. Capitalized interest for the years ended 2011 and 2010 was $4.6 and $3.1, respectively.

Maturities of long-term debt for the next five years and thereafter are as follows:

	2012	2013	2014	2015	2016	Thereafter	Total
Long-term debt	$0.0	$135.4	$0.0	$249.8	$0.0	$250.7	$635.9